UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 25, 2004

                                     ------

                              BELLSOUTH CORPORATION
             (Exact name of registrant as specified in its charter)

                                     1-8607
                            (Commission File Number)

           GEORGIA                                       58-1533433
 (State or other jurisdiction               (I.R.S. Employer Identification No.)
       of incorporation)

         1155 Peachtree Street, N.E., Room 15G03, Atlanta, Georgia 30309
              (Address of principal executive offices and zip code)

                                 (404) 249-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01     Entry into Material Definitive Agreement

         On October 25, 2004, BellSouth Corporation ("BellSouth"), SBC Communications Inc. ("SBC"), Cingular Wireless LLC ("Cingular"), Cingular Wireless Corporation ("Manager"), the sole manager of Cingular, and affiliates of BellSouth, SBC, Cingular and Manager entered into an Investment and Reorganization Agreement (the "Investment Agreement") pursuant to which BellSouth and SBC, among other things, funded, by means of an equity contribution, a significant portion of the consideration paid to the stockholders of AT&T Wireless Services, Inc. ("AT&T Wireless") in connection with the merger (the "Merger") of Links I Corporation ("Merger Sub"), a wholly owned subsidiary of Manager, with and into AT&T Wireless pursuant to the Agreement and Plan of Merger, dated as of February 17, 2004 (the "Merger Agreement"), by and among AT&T Wireless, Manager, Cingular, Merger Sub, and solely with respect to certain sections thereof, BellSouth and SBC. Any remaining merger consideration paid to stockholders of AT&T Wireless pursuant to the Merger Agreement was funded from AT&T Wireless' cash on hand. As a result of the Merger, Manager became the owner of all of the capital stock of AT&T Wireless.

         Pursuant to the Investment Agreement, Cingular is required to issue new membership interests in Cingular to BellSouth Mobile Data, Inc., an indirect wholly-owned subsidiary of BellSouth, and SBC Long Distance, Inc., a wholly-owned subsidiary of SBC in exchange for $14,409,751,596.00 and $21,614,627,394.00, respectively. The number of Cingular limited liability company units representing such interests have not yet been determined, however following the issuance of such units the relative aggregate percentage ownership in Cingular by BellSouth and its subsidiaries, on the one hand, and SBC and its subsidiaries, on the other, will not be changed. The ownership interest of BellSouth and SBC in Manager, their rights with respect to the management of Manager and Manager's rights with respect to management of Cingular also will not be changed as a result of the issuance of these membership interests in Cingular.

         The Investment Agreement also provided for certain post-merger transactions effecting a reorganization of the assets of AT&T Wireless and Cingular pursuant to which, among other things, Manager sold to Cingular all of its interest in AT&T Wireless. Accordingly, AT&T Wireless is now a direct wholly owned subsidiary of Cingular. In addition, and in connection with certain other reorganization transactions, certain amendments were made to the outstanding public indebtedness of Cingular and AT&T Wireless.

         The foregoing summary of the Investment Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the text of such agreement. A copy of the Investment Agreement is attached hereto as
Exhibit 99.01 and is incorporated by reference into this Item 1.01. The foregoing summary of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Merger Agreement. A copy of the Merger Agreement is included as Exhibit 99.02 hereto and is incorporated by reference into this Item 1.01.

Item 1.02     Termination of a Material Definitive Agreement

         The Investment Agreement terminated in all respects the previous investment agreement, dated as of February 17 2004, between BellSouth and SBC, attached as Exhibit 10NN to BellSouth's Annual Report on Form 10-K for the year ended December 31, 2003.


Item 2.01         Completion of Acquisition or Disposition of Assets

         As described in Item 1.01, pursuant to the Investment Agreement, Cingular is required to issue new membership interests to BellSouth Mobile Data, Inc., an indirect wholly-owned subsidiary of BellSouth, and SBC Long Distance, Inc., a wholly owned subsidiary of SBC, in a transaction not involving a public offering. BellSouth Mobile Data, Inc. contributed additional equity of $14,409,751,596.00 pursuant to

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the Investment Agreement in exchange for such membership interests. The number of Cingular limited liability company units representing such interests has not yet been determined, however following the issuance of such limited liability company units the relative aggregate percentage ownership in Cingular by BellSouth and its subsidiaries, on the one hand, and SBC and its subsidiaries, on the other, will not be changed.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         BellSouth's authorized commercial paper program as of September 30, 2004 was $10.5 billion, with $1.2 billion outstanding. During October 2004, we increased our outstanding commercial paper by $7.8 billion to $9 billion, and we used the proceeds to fund a portion of Cingular's acquisition of AT&T Wireless.

Item 9.01     Financial Statements and Exhibits

(c)              Exhibits

Exhibit 99.01    Investment and Reorganization Agreement, dated as of
                 October 25, 2004, by and among BellSouth Corporation, SBC Communications Inc., Cingular Wireless Corporation, Cingular Wireless LLC, Links I Corporation, Cingular Wireless II, Inc., BLS Cingular Holdings, LLC, SBC Alloy Holdings, Inc., BellSouth Enterprises, Inc., BellSouth Mobile Systems, Inc., BellSouth Mobile Data, Inc. and SBC Long Distance, Inc. (incorporated by reference to Exhibit 99.01 of the Cingular Form 8-K filed on October 28, 2004).

Exhibit 99.02 Agreement and Plan of Merger, dated as of February 17, 2004, by and among AT&T Wireless, Cingular Wireless Corporation, Cingular Wireless LLC, Links I Corporation, and solely with respect to certain sections thereof, SBC Communications Inc. and BellSouth Corporation (incorporated by reference to Exhibit 99-a to the BellSouth Form 8-K/A filed on
                 February 18, 2004).




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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



BELLSOUTH CORPORATION



 By:    /s/ W. Patrick Shannon
        W. Patrick  Shannon
        Vice President - Finance
        October 28, 2004






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EXHIBIT INDEX

Exhibit 99.01    Investment and Reorganization Agreement, dated as of
                 October 25, 2004, by and among BellSouth Corporation, SBC Communications Inc., Cingular Wireless Corporation, Cingular Wireless LLC, Links I Corporation, Cingular Wireless II, Inc., BLS Cingular Holdings, LLC, SBC Alloy Holdings, Inc., BellSouth Enterprises, Inc., BellSouth Mobile Systems, Inc., BellSouth Mobile Data, Inc. and SBC Long Distance, Inc. (incorporated by reference to Exhibit 99.01 of the Cingular Form 8-K filed on October 28, 2004).

Exhibit 99.02 Agreement and Plan of Merger, dated as of February 17, 2004, by and among AT&T Wireless, Cingular Wireless Corporation, Cingular Wireless LLC, Links I Corporation, and solely with respect to certain sections thereof, SBC Communications Inc. and BellSouth Corporation (incorporated by reference to Exhibit 99-a to the BellSouth Form 8-K/A filed on
                 February 18, 2004).